COMMERCE BANCSHARES, INC. INVESTOR UPDATE 1ST Quarter 2023 PEOPLE, GROWTH AND POSSIBILITIES

2 CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2022 Annual Report on Form 10-K, 1ST Quarter 2023 Report on Form 10- Q and the Corporation’s Current Reports on Form 8-K.

COMMERCE BANCSHARES

158 YEARS IN BUSINESS



FULL-SERVICE BANKING FOOTPRINT

148 full-service branches and 293 ATMs
St. Louis • Kansas City • Springfield • Central Missouri
Central Illinois • Wichita • Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston

U.S. PRESENCE

Extended Commercial Market Area
Commercial Payments Services
Offered in 48 states across the U.S.

Sources: [1]S&P Global Market Intelligence – Regulated U.S. depositories which includes commercial banks, bank holding companies, and credit unions, rankings as of 12/31/2022; [2]Includes loans held for sale; [3]Moody's as of 5/12/2023; Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 3/31/2023 unless otherwise noted.

TOTAL ASSETS
$32.0 BILLION

43RD LARGEST U.S. BANK BASED ON ASSET SIZE[1]

MARKET CAP
$7.3 BILLION

21ST LARGEST U.S. BANK BASED ON MARKET CAP[1]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$62.0 BILLION

20TH LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[1]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF DECEMBER 31, 2022
14.1%

6TH HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

TOTAL DEPOSITS **$24.7** BILLION

TOTAL LOANS[2] **$16.5** BILLION

$10.4 BILLION **COMMERCIAL CARD VOLUME**
AS OF DECEMBER 31, 2022

18.8% **RETURN ON AVERAGE COMMON EQUITY YTD**

5TH YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

a1 **BASELINE CREDIT ASSESSMENT[3]**

1 of 4 MOODY'S RANKS COMMERCE AMONG THE TOP 4 BANKS IN THE COUNTRY

3

4 High-performing teams and engaged workforce Long history of top quartile credit quality metrics Investment in distinctive, high-return businesses Focus on operational efficiencies Disciplined approach to acquisitions Challenge Accepted.® Customer relationship-based: • Sophisticated payment system capabilities • Broad consumer product offerings • Private Banking; Trust; Capital Markets • Shareholder driven and strong financial performance • Competitive on unit costs Super-Regional Bank • Award-winning customer service • Focus on the full client relationship • Core values embraced by team members • Quickly adapt to customer needs and changing preferences Community Bank SUPER-COMMUNITY BANK PLATFORM A consistent strategy with a long-term view

5 TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 35%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $23.6 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, Consistent Earnings & Shareholder Value Over 9% total annualized return to shareholders over the last 15 years, outperforming the annualized KBW Regional Bank Index return of 4%1 Capital Management Strong capital ratios, 55th consecutive year of common dividend increases3 Credit Quality Conservative risk profile drives outperformance across credit cycles 1As of 3/31/2023 2Excludes certificates of deposit greater than $100,000, period-end balance as of 3/31/2023 3Based on 1Q2023 declared dividend

COMMERCE BANK MAINTAINS SOLID PERFORMANCE OVER TIME Sources: S&P Global Market Intelligence and company reports and filings as of 12/31/2022 Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, SBB, UBSI, UCBI, UMBF, WTFC Large Banks include: JPM, BAC, C, WFC, USB, PNC, TFC, CFG, FITB, MTB ROAA 15-yr average CBSH: 1.30% Peers: 0.98% ROACE 15-yr average CBSH: 12.6% Peers: 8.3% 6 0.0% 0.5% 1.0% 1.5% 2.0% 20202008 20102009 2011 2012 2013 2014 2015 2016 2017 2018 2019 2021 2022 Commerce Peer Median Large Bank Median Return on Average Assets 0.0% 5.0% 10.0% 15.0% 20.0% 2021201220112008 20132009 2010 20152014 2016 2017 2018 2019 2020 2022 Commerce Peer Median Large Bank Median Return on Average Common Equity

$1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $500 $300 $200 $100 $250 $150 $350 $400 $450 $550 $600 20152013 2014 2016 2017 2018 2019 2020 2021 2022 7 Dividends per share All data has been restated for 5% stock dividend distributed in December 2022 Net Income represents Net Income Available to Common Shareholders 1 Based on 1Q2023 declared dividend LONG-TERM VIEW: NET INCOME AND EARNINGS PER SHARE N et In co m e $ in m illi on s 2023 MARKS THE 55TH CONSECUTIVE YEAR OF DIVIDEND GROWTH 1 EPS REMAINS STRONG Ea rn in gs p er S ha re ( EP S) $0.95$0.55 $0.58 $0.61 $0.64 $0.67 $0.74 $0.86 $0.93 $1.01 Earnings Per Share Net Income

Source: Bloomberg; data as of 03/31/2023 Total Shareholder Returns Indexed, 03/31/2008 = $100 Consistent, positive returns to shareholders Significant outperformance relative to banks over long period -40% -30% -20% -10% 0% 10% 20% 30% 3 Year 10 Year5 Year1 Year 15 Year CBSH S&P 500KBW Regional KBW Bank Annualized Comparison Total Shareholder Returns STEADY SHAREHOLDER RETURNS as of March 31, 2023 $0 $100 $200 $300 $400 $500 20152009 2011 20192013 2017 2021 2023 COMMERCE KBW REGIONAL KBW BANK S&P 500 8 CBSH S&P KBW REGIONAL KBW BANK -13.1% 12.0% 6.1% 10.7% 9.7% -21.9% 16.9% -.8% 6.9% 4.4% -31.7% 11.2% -2.2% 6.5% 2.7% -7.8% 18.6% 11.2% 12.2% 10.0%

At Commerce, our core values shape the way we live and work: How we put our culture into practice: We have a long-term view We act with integrity We are customer- focused We strive for excellence We collaborate as one team A STRONG CULTURE IS THE FOUNDATION OF OUR SUCCESS 9 What defines us, ultimately, is our culture. It's how we communicate and how we work together. Culture is the foundation and the enabler for our strategies.

10 Consistently scoring above the U.S. High Performance and U.S. Financial Services norms for engagement, enablement and effectiveness 1Federal Reserve Bank and Office of the Comptroller of the Currency 2The Korn Ferry Hay Group – 2022 survey results 2022 Engagement and Enablement2 vs. 70% U.S. High Performing Norm vs. 71% U.S. High Performing Norm COMMERCE’S FOCUS EXTENDS BEYOND BANKING Supporting our communities, our customers and our team members OUTSTANDING Community Reinvestment Act rating for 25 years1 80% 81% ENABLEMENT ENGAGEMENT 2021 Environmental, Social & Governance Report ESG Report is available on commercebank.com and investor.commercebank.com Nonprofit organizations supported by 500 Commerce team members through leadership roles by serving on boards MORE THAN As a socially responsible corporate citizen, we continuously seek opportunities to make a difference.

11 Enhance internal talent mobility and external recruiting practices to increase the diversity of our teams and leaders Internal Connecting young professionals 800+ members OUR COMMITMENT TO DIVERSITY, EQUITY AND INCLUSION Our longstanding approach of “doing what’s right” continues to guide our focus on our team members, customers and communities A culture that celebrates inclusion and diversity Commerce offers a variety of internal resource groups, mentoring programs and networking opportunities Empowering women 1,250+ members Valuing multi-cultural perspectives 500+ members Engaging LGBTQIA+ community 500+ members A Blue Chip initiative centered on improving Diversity, Equity and Inclusion in and around Commerce. We will build on years of forward progress to advance our efforts against each pillar. Customer Deeper focus on growing a diverse customer base Community Investing, both financially and with our time, in our communities Improve the diversity of our suppliers and spend Supplier Supporting veterans and their families 300+ members Started in November 2022

12 RECENT RECOGNITION Modernized Core Banking Platform to Drive Efficiency3 2022 Forbes World’s Best Banks1 4 consecutive years 2022 Forbes America’s Best Banks4 13 consecutive years BEST Customer Service, Newsweek’s Best Banks 2022 List2 2 consecutive years 2022 Forbes America’s Best Midsize Employers6 5 consecutive years 90 Human Rights Campaign Corporate Equality Index Score5 1 Forbes, February 2022 2 Newsweek, October 2021 3 Temenos, May 2022 FROM TEMENOS 4 Forbes, 2022 5 Human Rights Campaign Foundation, 2022 6 Forbes, February 2022

13 LIQUIDITY AND CAPITAL

LIQUIDITY AND CAPITAL HIGHLIGHTS 14 • $1.3B of cash at Federal Reserve Bank (FRB) at Q1. • $1.5B in Federal Home Loan Bank (FHLB) advances at Q1. • No borrowings from Federal Reserve lending facilities during Q1. • Increased borrowing capacity in Q1 from $8.0B at Q4 to $9.2B. • AFS debt securities portfolio duration of 3.9 years. • Cash flows from maturities and paydowns of approximately $2.7B expected over the next twelve months. – AFS debt securities of $2 billion – Securities purchased under agreements to resell of $700 million Liquidity / Borrowing • TCE/TA of 7.92%, an increase of .60% over Q4. Tier 1 leverage at 10.61%. • AOCI declined 13% from $1.1B at Q4 to $940MM at Q1. • No Held-To-Maturity securities. Capital • Average loan to deposit ratio of 65%. • Seasonal deposit runoff in January occurred in line with expectations. • Uninsured deposits2 of 32% of total deposits at Q1. • Largest industry segment commercial deposit concentration was 5.1%1 of total deposits. Deposits 1Largest commercial deposit sector (Finance and Insurance) includes affiliate deposits 2Excludes affiliate and collateralized deposits

$20,000 $22,000 $24,000 $26,000 $28,000 $30,000 1/7 2/1 3/1 4/1 -3% 7-Day Moving Average $ in millions DEPOSIT TRENDS – YTD 2023 January 1, 2023 – April 10, 2023 Z0% 3/8 Seasonal runoff early in the first quarter was in line with expectations. 15 Deposit balances declined slightly after March 8, but have been rebounding in April.

2020 1Q2320212019 2022 $1.8 $2.3 $3.0 $2.8 $2.5 $2.4 1Q231Q23 $9.5 DEPOSIT BALANCE TRENDS Segment view $ in billions 16 1Q2320222019 2020 $12.0 2021 $7.8 $9.9 $11.9 $10.3 1Q23 $10.2 2020 $11.3 2019 20222021 $12.8 $13.4 $12.5 Commercial Consumer Wealth Average Balance Period End $12.7 1Q23 Period EndAverage Balance Average Balance Period End 2019 through 2022 are full year average balances

DEPOSIT PORTFOLIO CHARACTERISTICS 17 1Finance and Insurance Sector includes affiliate deposits 2Excludes affiliate and collateralized deposits Top 10 Commercial Sectors (NAICS Sector / Industry) % of Commercial Segment Deposits % of Total Deposits Finance and Insurance 13.3% 5.1%1 Construction 10.0% 3.8% Educational Services 9.7% 3.7% Professional, Scientific and Technical Services 8.9% 3.4% Health Care and Social Assistance 8.8% 3.4% Public Administration 8.7% 3.3% Manufacturing 8.4% 3.2% Other Services (except Public Administration) 6.6% 2.5% Real Estate and Rental & Leasing 5.9% 2.3% Wholesale Trade 4.4% 1.7% Percent of accounts under $250,000 Percent of deposits ($) uninsured2 Average balance of accounts <$250,000 Average balance of accounts 99% 32% $13,922$25,294 Uninsured Deposit Analysis $ in billions 3/31/2023 Uninsured Deposits $ 9.8 Less: Affiliate Deposits $ 0.3 Less: Collateralized Deposits $ 1.7 Uninsured deposits2 $ 7.8 Total Deposits $ 24.7 Uninsured deposits2 as % of Total Deposits 32%

Hedging actions: Entered into three floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3Q2022: One 2.5% floor contract with a notional value of $500 million. The contract begins 1/2024. • 4Q2022: One 3.0% floor contract with a notional value of $500 million. The contract begins 4/2024. • 1Q2023: One 3.5% floor contract with a notional value of $500 million. The contract begins 7/2024. WELL-POSITIONED FOR MULTIPLE RATE ENVIRONMENTS 18 Opportunities to enhance and protect NII in a rising rate environment. • Net yield on interest earning assets increased 8 bps over Q4 to 3.26% in Q1. • Loan yield increased 53 bps over Q4 to 5.56% in Q1. • Total deposit costs increased 21 bps over Q4 to .45% in Q1. • As of December 31, 2022, 56% of loans were variable rate, (64% commercial, 42% consumer). • Large core deposit base and historically low betas. Cost of Total Deposits & Deposit Beta: Prior & Current Fed Cycle Cost of Total Deposits Before Fed Rate Increases End of Fed Rate Increases / Current Deposit Beta1 Commerce (3Q2015 – 2Q2019) .12% .38% 12% Peer Median (3Q2015 – 2Q2019) .23% .85% 27% Commerce (4Q2021 – 1Q2023) .03% .45% 9% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Quarter in the Fed Cycle Source: S&P Global Market Intelligence, 2022 10-K 1 Fed Rate increase cycle from 3Q2015 through 2Q2019, +225 bps; Fed Rate increase cycle from 4Q2021 through 1Q2023, +475 bps; 2 As of December 31, 2022 Effective Fed Funds Rate (3Q2015 - 2Q2019) Effective Fed Funds Rate (4Q2021 - Current) 3Q2015 / 4Q2021

9% 14% 49% 24% 4% Composition of AFS Portfolio Treasury & agency Municipal MBS Other asset backed Corporate HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield QTD – March 31, 2023 Avg Rate Duration (yrs) Treasury & agency1 1.32% 2.2 Municipal 2.26%2 5.3 MBS 2.06% 5.1 Other asset-backed 2.01% 1.3 Corporate 1.93% 3.9 Total 2.07% 3.9 19 Total available for sale securities Average balance: $11.8 billion, at fair value As of March 31, 2023

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 20 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of December 31, 2022 2Period-end balances, as of March 31, 2023 3Includes loans held for sale, for the quarter ended March 31, 2023 15.9% 14.1% 13.4% 12.8% 12.6% 12.3% 11.9% 11.7% 11.4% 11.0% 10.9% 10.7% 10.7% 10.6% 10.6% 10.5% 10.1% 10.0% 10.0% 9.9% BOKF CFR PB HWC CBSH UCBI OZK UMBF SFNC SSB FULT ONB UBSI PNFP FNB ASB WTFC ABCB CADE FIBK Peer Median: 10.9% Core Deposits $23.1 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits 65% Average Loan to Deposit Ratio180% Peer Average Commerce 94%6% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposit

Over 55% of total loans are variable; 64% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 40% 60% Business Total Loans: $5.7B Fixed Variable C om m er ci al 67% 33% Personal RE Total Loans: $2.9B C on su m er 95% 5% Construction Total Loans: $1.4B 99% 1% HELOC Total Loans: $0.3B 43% 57% Business RE Total Loans: $3.4B 95% 5% Consumer Card Total Loans: $0.6B 70% 30% Consumer Total Loans: $2.1B 21Source: 2022 10-K

COMMERCIAL REAL ESTATE BREAKDOWN

Real Estate - Business Loans	% of Total Loans
Owner – Occupied	7.0%
Office	3.0%
Industrial	2.9%
Retail	2.1%
Multi-family	1.8%
Hotels	1.5%
Farm	1.2%
Senior living	.9%
Other	.7%
Total	**21.1%**

Real Estate - Business Loans
$3.5 billion



33.2%
Owner-occupied
14.4% Office
13.8%
Industrial
10.2%
Retail
8.3%
Multi-family
7.2%
Hotels
Farm 5.6%
Senior living
4.1%
Other
3.2%

Real Estate - Business Loans: Office Outstanding Balances by Geography[1]



Other Midwest States
Other States
OH
10.2%
0.8%
CO
IL
5.1%
2.0%
OK
3.1%
2.0%
48.7%
MO
17.2%
KS
10.9%
TX

Real Estate - Business Loans: Office Attributes
as of March 31, 2023

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: .67%
- Weighted Average LTV of Office Loans: 60.6%[3]
- Percent of loans at floating interest rate: 74.8%

[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 93% of outstanding balance of the stabilized, non-owner occupied office loans
[2]Critized is defined as special mention, substandard, and non-accrual loans
[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 93% of outstanding balance of the stabilized, non-owner occupied office loans

22

$4.6 $5.6 $6.8 $3.1 $4.5 $6.1 1Q22 4Q22 1Q23 MAINTAINING STRONG CREDIT QUALITY 23 Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $134.7 $150.1 $159.3 $254.7 $269.8 $280.5 1Q22 1Q234Q22 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH $8.3 $8.3 $7.8 $104.9 $97.3 $92.9 1Q22 4Q22 1Q23 Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 16.2x 18.1x 20.4x 3.7x 4.3x 4.7x 1Q22 4Q22 1Q23 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer Average Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, SSB, UBSI, UCBI, UMBF, WTFC 1As a percentage of average loans (excluding loans held for sale) NALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .05% NALs / Total Loans – Peer Average .05% .05% .51% .41% ACL / Total Loans – Peer Average .87% .92% .96% 1.22% 1.15%.12% .14% .17% .08% .08% .06% .38% 1.17%

ALLOCATION OF ALLOWANCE 24 CECL allowances reflect the economic and market outlook December 31, 2022 March 31, 2023 $ in millions Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Business $ 46.3 .82% $ 49.5 .87% Bus R/E 28.2 .83% 27.7 .80% Construction 28.8 2.12% 31.4 2.19% Commercial total $ 103.3 .99% $ 108.6 1.02% Consumer 10.3 .50% 11.5 .55% Consumer CC 24.9 4.26% 25.9 4.64% Personal R/E 10.0 .34% 11.5 .39% Revolving H/E 1.6 .53% 1.7 .58% Overdrafts .1 .74% .1 1.84% Consumer total $ 46.8 .80% $ 50.7 .86% Allowance for credit losses on loans $ 150.1 .92% $ 159.3 .96% 1.47% 1.44% 1.35% 1.22% 1.07% 0.88% 0.90% 0.92% 0.96% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $200 $150 $100 $250 $171.7 $236.4 4Q $139.6 0.95% 1/1 1.14% 1Q $240.7 2Q $220.8 $143.4 3Q 4Q $162.8 $200.5 $150.1 1Q 2Q1Q $172.4 1.10% 2Q 3Q $150.0 0.99% $134.7 0.87% $138.0 3Q 4Q $159.3 1Q Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 202220212020 2023

0% 50% 100% 150% 200% $0 $50 $100 $150 $200 $250 $300 20152013 2016 20182014 20202017 2019 2021 2022 • Special cash dividend paid in 2012 totaled $131 million. • 2014 included $200 million accelerated share repurchase in conjunction with preferred stock issuance. • 2015 included a $100 million accelerated share repurchase. • 2019 included a $150 million accelerated share repurchase. • In 2020, all $150 million of preferred equity was redeemed. • Common cash dividends increased 10% in 2018, 16% in 2019, 9% in 2020, 2% in 2021, 6% in 2022 and 7% in 2023 (based on 1Q2023 declared dividend). STRONG CAPITAL POSITION – FLEXIBILITY IN CAPITAL PLANNING 55 consecutive years of regular common cash dividend increases1 Capital Ratios – 03/31/2023 Tier I common risk-based capital 14.5% Tier I risk-based capital 14.5% Total risk-based capital 15.3% Cash dividends paid on common stock (left) Total Payout - % (right) Common share repurchase (left) Capital Returned to Common Shareholders as a percentage of Net Income2 25 To ta l P ay ou t R at io ( %) $ in m illi on s 1Based on 1st quarter 2023 declared dividend; 2Net Income is defined as Net Income Available to Common Shareholders

26 FINANCIAL RESULTS 1Q2023

$4.11 $3.85 $0.92 $0.95 YTD 2023YE 2022YE 2021 YTD 2022 Return on Total Average Assets 1.55% 1.45% 1.33% 1.54% YTD 2022YE 2022YE 2021 YTD 2023 Earnings per Common Share Return on Average Common Equity Net Income Attributable to CBI ($ in Millions) FINANCIAL PERFORMANCE VS. PRIOR YEARS $488 $118 YE 2022YE 2021 $119 YTD 2022 YTD 2023 $531 17.3% YE 2021 YE 2022 YTD 2022 14.4% YTD 2023 15.4% 18.8% $16,308 $16,542 YTD 2023YTD 2022YE 2021 YE 2022 $15,185 $15,468 $26,187 $24,683 YTD 2023YTD 2022YE 2021 YE 2022 $29,813 $29,319 Period End Deposits ($ in Millions) Period End Loans ($ in Millions) 27 As of March 31 As of March 31 As of March 31 As of March 31 As of March 31 As of March 31

$0.95 EPS 28 • PPNR1 was up 22.4% year over year but down 5.5% from Q4. • Net interest income decreased 1.2% from Q4. • Net interest margin increased 81 bps year over year and 8 bps over Q4 to 3.26%. • Non-interest income increased 0.6% over Q4 (35.4% of total revenue). • Wealth management client assets increased 2.9% in Q1 to $62.0 billion. • Non-interest expense increased 3.4% over Q4. • QTD average loans up 3.3% over Q4. Period-end loans up 1.4% over Q4. • QTD average deposits decreased $1.4 billion from Q4. Period-end deposits decreased $1.5 billion from Q4. • Net charge-offs to total average loans of .17% and non-accrual loans to total loans of .05%. • Tangible common equity to tangible assets of 7.92%. Leverage ratio of 10.61%. Highlights Well-positioned for current environment 1Q2023 HIGHLIGHTS $165.1 million PPNR1 $119.5 million Net Income 18.75% ROACE 1.54% ROAA 57.49% Efficiency Ratio 1See the non-GAAP reconciliation on page 52

Quarterly Average Balances Change vs. $ in millions 1Q23 4Q22 1Q22 Highlights Commercial $10,545.3 $497.5 $991.2 • Linked quarter (LQ) and prior year (PY) reflects growth in business, business real estate, and construction loans Consumer 5,858.6 21.4 189.5 Total Loans $16,403.9 $518.9 $1,180.7 Investment Securities $12,097.9 $(577.5) $(3,089.3) • LQ decrease mainly due to sales, maturities and pay downs of AFS securities • No investment securities are classified as held-to-maturity Interest Earning Deposits with Banks $809.9 $169.9 $(1,798.1) Deposits $25,249.0 $(1,358.0) $(4,100.6) • 5.1% decline from LQ Book Value per Share $21.51 $1.66 $(1.92) • Lower long-term interest rates (AOCI impact) and higher net income drove quarterly increase BALANCE SHEET HIGHLIGHTS 29

$17.8 $16.2 $16.1 $11.5 $10.4 $9.1 1Q22 4Q22 1Q23 $29.3 $26.6 $25.2 -14% $9.5 $10.1 $10.5 $5.7 $5.8 $5.9 $16.4 4Q221Q22 1Q23 $15.2 $15.9 BALANCE SHEET 30 Loans Consumer Loans Commercial Loans Loan Yield Deposits QTD Average Balances $ billions Non-Interest Bearing Interest Bearing Deposit Interest Bearing Deposit Yield QTD Average Balances $ billions 3.54% 5.03% 5.56% .05% .40% .71% +8%

LOAN PORTFOLIO 31 $ in 000s 3/31/2023 12/31/2022 3/31/2022 QoQ YoY Business $5,704,467 $5,661,725 $5,508,508 0.8% 3.6% Construction 1,437,419 1,361,095 1,144,411 5.6% 25.6% Business Real Estate 3,486,543 3,406,981 3,109,668 2.3% 12.1% Personal Real Estate 2,952,042 2,918,078 2,820,076 1.2% 4.7% Consumer 2,094,389 2,059,088 2,053,160 1.7% 2.0% Revolving Home Equity 295,478 297,207 264,401 -.6% 11.8% Consumer Credit Card 558,669 584,000 544,579 -4.3% 2.6% Overdrafts 6,515 14,957 14,211 -56.4% -54.2% Total Loans $16,535,522 $16,303,131 $15,459,014 1.4% 7.0% Period-End Balances $ in 000s 3/31/2023 12/31/2022 3/31/2022 QoQ YoY Business $5,656,104 $5,478,241 $5,324,172 3.2% 6.2% Construction 1,410,835 1,268,900 1,134,902 11.2% 24.3% Business Real Estate 3,478,382 3,300,697 3,095,068 5.4% 12.4% Personal Real Estate 2,933,750 2,886,686 2,808,980 1.6% 4.4% Consumer 2,067,385 2,089,912 2,040,200 -1.1% 1.3% Revolving Home Equity 296,748 293,681 273,859 1.0% 8.4% Consumer Credit Card 556,223 559,463 540,844 -.6% 2.8% Overdrafts 4,449 7,428 5,178 -40.1% -14.1% Total Loans $16,403,876 $15,885,008 $15,223,203 3.3% 7.8% QTD Average Balances

Change vs. $ in millions 1Q23 4Q22 1Q22 Highlights Net Interest Income $251.6 $(3.0) $42.8 • Linked quarter (LQ) decrease due to higher interest expense and lower investment securities balances, partly offset by higher interest earned on loans Non-Interest Income $137.6 $.8 $5.8 • See page 33 Non-Interest Expense $224.1 $7.4 $18.5 • See page 34 Pre-Tax, Pre-Provision Net Revenue1 $165.1 $(9.6) $30.2 Investment Securities Losses, Net $(0.3) $(9.2) $(7.5) • 1Q23 net losses resulted from losses of $3.1 million on sales of available for sale debt securities, mostly offset by net fair value gains of $2.3 million and a gain on the sale of an investment in the private equity investment portfolio Provision for Credit Losses $11.5 $(4.0) $21.3 • 1Q23 provision reflects an increase in the ACL on loans of $9.2 million and a decrease in the liability for unfunded lending commitments of $4.5 million Net-Income Attributable to Commerce Bancshares, Inc. $119.5 $(12.2) $1.3 For the three months ended 1Q23 4Q22 1Q22 Net Income per Common Share – Diluted $.95 $1.04 $.92 Net Yield on Interest Earning Assets 3.26% 3.18% 2.45% • Higher rates on earning assets supported quarterly margin expansion INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 52 32

Change vs. $ in millions 1Q23 4Q22 1Q22 Highlights Bank Card Transaction Fees $46.7 $2.1 $4.6 • Prior year (PY) increase mainly due to higher corporate card fees Trust Fees $45.3 $.6 $(2.5) • 1Q23 reflects lower market values on assets under management compared to prior year (PY) Deposit Account Charges and Other Fees $21.8 $(.2) $(.6) Capital Market Fees $3.4 — $(.8) Consumer Brokerage Services $5.1 $.6 $.6 Loan Fees and Sales $2.6 — $(1.6) • Decline from PY reflects lower mortgage banking revenue Other $12.8 $(2.2) $6.0 • Increase over PY mainly due to higher sweep fees of $2.6 million, a $2.0 million increase in deferred compensation adjustments and a write down on a branch of $956 thousand in the PY Total Non-Interest Income $137.6 $.8 $5.8 NON-INTEREST INCOME HIGHLIGHTS 33

Change vs. $ in millions 1Q23 4Q22 1Q22 Highlights Salaries and Employee Benefits $144.4 $5.9 $8.4 • Increase over prior year (PY) mostly due to higher full-time salaries expense of $7.6 million and higher benefits expense of $1.4 million Net Occupancy $12.8 $1.0 $.5 Equipment $4.8 $(.2) $.3 Supplies and Communication $4.6 $.1 $(.1) Data Processing and Software $28.1 $.2 $1.1 • Increase over PY due to higher bank card processing fees and increased costs for service providers Marketing $5.5 $.1 $(.9) Other $23.9 $.3 $9.2 • Increase over PY mostly due to growth in FDIC insurance ($2.3 million), deferred compensation ($2.0 million) miscellaneous losses ($1.3 million), and travel and entertainment expense ($1.1 million) Total Non-Interest Expense $224.1 $7.4 $18.5 NON-INTEREST EXPENSE HIGHLIGHTS 34

35 PRE-TAX, PRE-PROVISION NET REVENUE (PPNR) $132 $135 $209 $206 1Q2022 $341 $137 $175 $255 $217 4Q2022 $391 $137 $165 $252 $224 $389 1Q2023 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 1Q2023 Comparison vs. 1Q2022 22.4% vs. 4Q2022 (5.5)% See the non-GAAP reconciliation on page 52

230 240 250 260 270 280 290 300 -$4,000 -$2,000 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 3Q 20 1Q 20 In te re st in co m e 4Q 20 C PI-U 2Q 21 1Q 21 3Q 21 2Q 20 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 • Net interest income (fully taxable-equivalent) decreased $3.3 million from the prior quarter. • The net yield on interest earning assets increased 8 basis points compared to the previous quarter, mostly due higher average balances and rates earned on loans, partly offset by higher average rates paid on deposits and borrowings and higher average balances on borrowings. NET INTEREST INCOME: QTD – March 31, 2023 2.0% 2.2% 2.4% 2.6% 2.8% 3.0% 3.2% 3.4% 3.6% $160 $180 $200 $220 $240 $260 1Q22 Net Yield Ne t i nt er es t i nc om e – $ in m illi on s 2Q22 3Q22 4Q22 1Q23 Adjusted Net Yield* 2022 Net int inc Net Yield 2023 Net int inc Quarterly Net Interest Income (Fully taxable-equivalent) *Adjusted to exclude TIPs inflation income TIPs Interest - $ in 000s Normal int. Inflation inc. CPI-U 36 Fully taxable-equivalent - YTD 2022 2023 Change Rates earned - assets 2.49% 4.00% 1.51% Rates paid - liabilities 0.06% 1.20% 1.14% Net yield - earning assets 2.45% 3.26% 0.81%

79% 2% 3% 4% 7% 5% 37 A FULL-SERVICE, DIVERSIFIED OPERATING MODEL Card, Wealth & Deposit fees provide stable, growing revenue source Continued focus on growing fee income through new and existing product and service offerings 1Source: S&P Global Market Intelligence as of December 31, 2022 Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, SBB, UBSI, UCBI, UMBF, WTFC Non-Interest Income $ in millions • Prepaid Expense • RemitConnect® • Claims Payments • Horizons • Accounts Payable Automation • Interest Rate Swaps • • Asset Management 63%12% 6% 10% 5% 4% Net Interest Income Other Wealth Management Fees and Commissions Deposit Service Charges Card Income Peers Banks Revenue Source Diversification Compared to Peers1 Commerce Bank $525 $506 $560 $547 $132 $138 20202019 2021 YTD 2022 2022 YTD 2023

32% 31% 21% 11% 5% 38 36% 8% 20% 21% 11% 4% Business Loans Construction Business RE Residential RE Consumer / HELOCs Credit Card Peers Banks Loan Portfolio Diversification Compared to Peers1 Commerce Bank WELL-DIVERSIFIED LOAN PORTFOLIO 1Source: S&P Global Market Intelligence as of December 31, 2022; 2Includes loans held for sale Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, SSB, UBSI, UCBI, UMBF, WTFC Business/ lease/ tax-free  $178 million Business RE  $178 million Construction  $142 million Personal RE  $47 million Consumer  $23 million 2023 Loan Growth by Category (Average loans Mar. 2023 vs. Dec. 2022) $13,946 $14,243 $15,916 $15,686 $15,570 $16,410 2018 2019 2020 2021 YTD 2023 2022 YTD Average Loans2 $s in millions

39 STRATEGIC POSITION

STRATEGIC POSTURE: MAINTAINING THE BALANCE Disciplined focus on PRIORITY BLUE CHIP investments • Diversity, Equity and Inclusion • Enhancing our People Leadership • Workplace Optimization • Enterprise Digital Strategy • Maximize Value of Key Retail Clients • Grow the Private Bank Through a New Transformative Model • Further Accelerate Expansion Market Growth • Accelerate Growth in Healthcare …emphasis on culture, collaboration and core values 40 Commerce EDGE STRONG PERFORMANCE with ongoing refinement of the “Core Bank” • Super-Community Bank platform • Relationship-based banking • High-touch customer service • Full suite of product and service offerings • Disciplined attention to risk return • Divest in businesses & activities that no longer provide acceptable returns • A highly engaged team • Focus on profitability and shareholder return anywhere, any time. 41 Transform the digital experience by staying current on digital trends and creating seamless digital ecosystems that place Commerce Bank at the nexus of meeting customers’ financial needs. • Our current and potential customers’ behaviors have changed, and they expect more digital interactions • Improved ability to leverage digital product development expertise across the enterprise • Better positions us to remain competitive with traditional and non-traditional competitors • Creates a single Digital Strategy expanding across all segments of the bank • Committed to delivering customer digital solutions rapidly • Investing in systems and technology to drive efficiencies & provide an enhanced experience Our Vision Why it’s Important CBI BLUE CHIP: ENTERPRISE DIGITAL STRATEGY

DIGITAL TECHNOLOGY: APPLICATION MODERNIZATION 42 Application Modernization is the focused effort to re-platform, replace, or significantly improve application platforms for the express purpose of modernizing features and capabilities, improving total cost of ownership, and/or reducing operating risk. BUSINESS DRIVERS TECHNICAL DRIVERS • New Capabilities • Improved User Experience • Flexibility • Reduced Operational Expense • Risk Management • Scalability / Reuse • Accelerated Delivery • Talent Availability • Sustainability • Instant Payments (RTP, FedNow) • Wires System Refresh • ACH System Refresh Payments Lending Sales & Service Corporate • Private Banking Loan Origination & Servicing • Commercial Loan Origination & Servicing • Consumer Loan Origination & Servicing • Branch Platform Refresh • Consumer CRM Refresh • General Ledger Replacement

Period end balances. All information as of December 31, 2022 1Only includes primary households, excludes Wealth segment 2Excludes loans from our Wealth segment and $1.9 billion of personal real estate loans B I L L ION $1.9 Consumer Loans2 B I L L ION $13.0 Consumer Deposits1 Consumer Households1 812 Digital HH Penetration 68.6% 148 293 ATMs Full-service branches 43 THOUSAND Focus on Digital Commerce Bank App Rating 4.7 4.7 Digital Loan Sales (000s) $73,345 Mobile Deposit Use 28.2% CONSUMER BANKING SNAPSHOT

Commerce Bank CONNECT® Mobile App Personalized experience allowing customers to engage with a banker they choose, right from their smartphone • First in the region to introduce this innovation, enabling high- touch service through a digital channel • Secure platform for customers to interact directly with a real person – a banker they’ve chosen – who can provide personalized guidance and advice • Expanded the app experience to provide customers a way to make personal connections with our bankers anytime and anywhere 44 DISTINCTIVE DIGITAL OFFERINGS Real Estate Lending An end-to-end, fully coordinated solution for mortgage and home equity financing that allows the consumer to transact via web, phone, face‐to‐face, virtually or any combination – throughout the loan lifecycle, including servicing. • Continue to enhance the digital mortgage platform to optimize the consumer experience • Expand product offerings, particularly in new construction, renovation and home equity • Explore opportunities to broaden our geographic reach Mortgage made simple. Connect with a home of your own. Find a banker you’ll click with® customer satisfaction 98%

45 For high-net-worth individuals who are looking to simplify their complex financial life, Commerce Trust Company provides a full-service approach to wealth management. 1S&P Global Market Intelligence ranking as of 12/31/2022, based on assets under management 2Assets under administration Largest Among Bank-Managed Trust Companies1 20TH $60 BILL ION Total Client Assets2 MILL ION $618 Managed Brokerage Assets $50.0 $56.7 $61.2 $69.3 $60.3 202020192018 2021 2022 Total Client Assets2 $ in billions $30.3 $34.4 $38.2 $42.9 $37.3 2018 20212019 2020 2022 Assets Under Management $ in billions Period end balances. Information as of December 31, 2022 BI LL ION $37 Assets Under Management

46 Wealth Key Growth Initiatives • Utilize new private banking loan and deposit system to offer special products, services and automation • Continued expansion into new concentrated wealth markets through de novo and acquisition efforts • Expand our integrated referral strategy with affluent households • Implement an enhanced sales and service process • Invest in our team with additional development and targeted recruiting • Invest in digital tools that support a seamless client experience Strengthening our Wealth Brands

Commercial Revenue $ in millions COMMERCIAL BANKING $10.9 $9.7 $10.7 2020 2021 2022 Commercial Loans $ in billions $11.3 $13.0 $10.6 20212020 2022 Commercial Deposits $ in billions $609 $665 $678 20212020 2022 47Commercial segment as of December 31, 2022 Financing solutions and deposit capabilities customized for your business B I L L ION $10.7 Commercial Loans B I L L ION $10.6 Commercial Deposits Commercial Revenue MI L L ION $678 • Commercial Real Estate • ESOP Loans • Acquisition Financing • Tax-Exempt Bonds • Full suite of cash management solutions • Robust Card and Merchant acceptance • Consultative approach to payments cycle reviews • Specialized vertical expertise • Working Capital Line of Credit • Term Loans • Equipment Financing • Leasing Solutions Revenue growth opportunities

Team Overview for Expansion Markets 2022 # of team members per market (includes open positions) EXPANSION MARKETS OFFER GROWTH OPPORTUNITIES Period end balances as of December 31, 2022 2022 $2,466 2017 $2,200 2018 $1,912 2019 20212020 $2,317 $2,615 $3,280 Oklahoma Texas Cincinnati & Indianapolis Denver Nashville Des Moines Grand Rapids Expansion Market Loan Growth $ in millions 48 Expansion Market Loan Growth 72% since 2017 Fee Income Growth 102% since 2017 • Cincinnati • Dallas • Denver • Des Moines • Grand Rapids • Houston • Indianapolis • Nashville • Oklahoma City • Tulsa Expansion Markets 44 Oklahoma Texas47 Denver49 Cincinnati / Indianapolis12 Nashville6 Des Moines 3 Grand Rapids2

Information as of December 31, 2022 49 Payments Revenue Commercial Card Volume Merchant Volume Treasury Management Revenue Innovative payments solutions to manage payables and receivables to streamline cash flow $63 MILLION $7.7 BILLION INDUSTRY-LEADING COMMERCIAL PAYMENTS CAPABILITIES $10.4 BILLION $200 MILLION

Patient Engagement Solutions • Patient Financing • Online Bill Pay • Patient Refunds Receivables Management Solutions • Receivables Optimization • Reconciliation Automation • Healthcare Lockbox Accounts Payable Solutions • Virtual Card Revenue Share Program • Supplemental Card Program Traditional Banking Services • Treasury Services • Credit • Days Cash Investment • Institutional Trust Services We don’t just serve the healthcare industry. It’s our specialty. Partner to 3,000+ healthcare providers and 500+ hospitals in all 48 contiguous states 100+ entities and over 42 million patient transactions annually 50

A FULL SUITE OF INNOVATIVE CARD AND PAYMENT PRODUCT OFFERINGS • Health Services Financing • Claims Payments • Multi Account Chip • Co-Brand • Prepaid Expense • Credit Card Installment opportunity during purchase • Contactless Visa® Debit Card Early adopter 51

NON-GAAP RECONCILIATIONS 52 For The Three Months Ended (DOLLARS IN THOUSANDS) Mar. 31, 2023 Dec. 31, 2022 Mar. 31, 2022 A Net Interest Income $ 251,623 $ 254,641 $ 208,786 B Non-Interest Income $ 137,612 $ 136,825 $ 131,769 C Non-Interest Expense $ 224,107 $ 216,740 $ 205,648 Pre-Provision Net Revenue (A+B-C) $ 165,128 $ 174,726 $ 134,907 Pre-tax, Pre-provision Net Revenue

Contact Information: Matt Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/ 53

PEOPLE, GROWTH AND POSSIBILITIES